SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




               Date of Report (Date of earliest event reported)
                                 May 7, 1996




                               FSF FINANCIAL CORP.



      Minnesota                      0-24648                   41-1783064
(State or other Jurisdiction     (SEC File No. )             (IRS Employer
 of Incorporation)                                             Number)




    201 Main Street South, Hutchinson, MN                         55350-2573
    (Address of principal executive offices)                      (Zip Code)




       Registrant's telephone number, including area code: (612) 234-4500

                                 Not Applicable

        (Former name or former address, if changed since last Report)

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                               FSF FINANCIAL CORP.

                      INFORMATION TO BE INCLUDED IN REPORT


Item 5.  Other Events

     FSF Financial Corp., Hutchinson, Minnesota, ("Registrant") the holding company of First Federal fsb, announced that it had received the necessary approvals from the Office of Thrift Supervision ("OTS") necessary to repurchase up to 10% or 385,996 shares of the Corporation's Common Stock. It is anticipated that such shares of Common Stock will be purchased in open market transactions from time to time during the next six months.

     A copy of a press release issued May 7, 1996 by the Registrant is attached hereto as Exhibit 99 and is incorporated herein by reference in its entirety.

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits

         (c)   Exhibits:

                99  Press Release dated May 7, 1996.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             FSF FINANCIAL CORP.


Date:  May 7, 1996                           By:  /s/ Richard H. Burgart
       -----------
                                                 Richard H. Burgart
                                                 Chief Financial Officer